UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 28, 2006


                                    SBE, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-8419                   94-1517641
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


      4000 EXECUTIVE PARKWAY, SUITE 200
                SAN RAMON, CA                                    94583
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    (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (925) 355-2000

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.


      On February 28, 2006, Daniel Grey, the Chief Executive Officer and President of SBE, Inc. (the "Company"), resigned from his employment with and from the Board of Directors of the Company, said resignation to be effective March 3, 2006.


      On March 3, 2006, the Board of Directors of the Company appointed Greg Yamamoto as Chief Executive Officer and President and as a member of the Board of Directors of the Company. On March 6, 2006, the Company issued a press release announcing the resignation of Mr. Grey and appointment of Mr. Yamamoto, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


      Mr. Yamamoto joined the Company in July 2005 following the Company's acquisition of PyX Technologies, Inc. ("PyX") Mr. Yamamoto was Chief Executive Officer of PyX from January 2005 until its acquisition by the Company and since that time has served as Executive Vice President of the Company.

      Mr. Yamamoto beneficially owned 200,000 shares of PyX common stock and options to purchase up to an additional 750,000 shares of PyX common stock prior to the acquisition of PyX by the Company. As a result of the acquisition, Mr. Yamamoto received 172,000 shares of the Company's common stock and options to purchase up to an additional 345,000 shares of the Company's common stock, representing approximately 1.7% of the outstanding shares of the Company's common stock based on the number of shares outstanding on July 26, 2005. Mr. Yamamoto also invested $200,000 in a private placement the Company closed with AIGH Investment Partners LLC and other accredited investors in July 2005 and received 80,000 shares of the Company's common stock and a warrant to purchase up to an additional 40,000 shares of common stock. After consummation of the acquisition and the private placement, Mr. Yamamoto beneficially owned 2.6% of the outstanding shares of the Company's common stock. Mr. Yamamoto invested an additional $100,000 in the private placement on behalf of his two minor children, and each child received 20,000 shares of the Company's common stock and a warrant to purchase up to an additional 10,000 shares of common stock.

      Mr. Yamamoto's current annual base salary is $122,500 and he is eligible to participate in the Company's management bonus plan.


ITEM  9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1  Press release dated March 6, 2006.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 6, 2006


                                                 SBE, INC.


                                           By:   /S/ DAVID BRUNTON
                                                 -------------------------------
                                                 David Brunton
                                                 Chief Financial Officer